ALTAIR INTERNATIONAL INC.

                                      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 10, 1999

                  THIS PROXY IS SOLICITED BY THE MANAGEMENT OF
                            ALTAIR INTERNATIONAL INC.

         The undersigned shareholder of Altair International Inc. (the "Corporation") hereby nominates, constitutes and appoints William P. Long, President and director, or failing him, James Golla, Secretary and director, or instead of any of them,_________________________________ , as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual meeting of shareholders of the Corporation (the "Meeting") to be held on the 10th day of June, 1999 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AND, WHERE A CHOICE IS SPECIFIED, WILL BE VOTED AS DIRECTED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED IN FAVOUR OF THE RESOLUTIONS REFERRED TO ON THE REVERSE SIDE.

         THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO VOTE IN RESPECT OF ANY AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE CORPORATION DOES NOT KNOW AS OF THE DATE THIS PROXY IS MAILED AND IN SUCH MANNER AS SUCH NOMINEE IN HIS JUDGMENT MAY DETERMINE.

         A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY FILLING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED AND STRIKING OUT THE NAMES OF MANAGEMENT'S NOMINEES, OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, DEPOSITING THE PROXY AS INSTRUCTED BELOW.

         TO BE VALID, THIS PROXY MUST BE RECEIVED BY THE TRANSFER AGENT AT THE ADDRESS INDICATED ON THE ENCLOSED ENVELOPE NOT LATER THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE TIME OF HOLDING THE MEETING OR ADJOURNMENT THEREOF, OR DELIVERED TO THE CHAIRMAN ON THE DAY OF THE MEETING OR ADJOURNMENT THEREOF.

         The nominees are directed to vote the shares represented by this proxy as follows:

         1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Corporation and until their respective successor shall have been duly elected and shall qualify:

            |_| FOR all nominees listed below (except as marked to the contrary).

            |_|  WITHHOLD AUTHORITY to vote for all nominees listed below.

                 (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                  William Long              James Golla

                  George Hartman            Bob Sheldon

         2. Proposal in respect to the appointment of McGovern , Hurley, Cunningham, Chartered Accountants, as auditors of the Corporation.

            |_| FOR                 |_| AGAINST               |_| WITHHOLD

         3. At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting or upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Corporation does not know as of the date this proxy is mailed.

                                        THE  SHARES  REPRESENTED  BY THIS  PROXY
                                        WILL BE  VOTED  IN  ACCORDANCE  WITH THE
                                        INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT
                                        CALLED AT THE MEETING. UNLESS A SPECIFIC
                                        INSTRUCTION  IS  INDICATED,  SAID SHARES
                                        WILL BE VOTED  FOR  CONFIRMATION  AND/OR
                                        APPROVAL  OF THE  MATTERS  SPECIFIED  IN
                                        ITEMS 1 AND 2 ALL OF WHICH ARE SET FORTH
                                        IN    THE    ACCOMPANYING     MANAGEMENT
                                        INFORMATION     CIRCULAR    AND    PROXY
                                        STATEMENT,  RECEIPT  OF WHICH IS  HEREBY
                                        ACKNOWLEDGED.

                                        This proxy revokes and supersedes all proxies of earlier date.

                                        DATED this       day of          , 1999.

                                        PRINT NAME:
                                                   -----------------------------
                                        SIGNATURE:
                                                  ------------------------------
                                        NOTES:

                                        1. This  proxy  must  be  signed  by the
                                        shareholder   or   his   attorney   duly
                                        authorized   in   writing,   or  if  the
                                        shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

                                        2. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation.

                                        3. If not dated, this proxy is deemed to
                                        bear the date on which it was  mailed on
                                        behalf   of   the   management   of  the
                                        Corporation.

                                        4. Each  shareholder  who  is  unable to
                                        attend  the   Meeting  is   respectfully
                                        requested  to date and sign this form of
                                        proxy   and    return   it   using   the
                                        self-addressed envelope provided.